UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2014

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 17, 2014, the Board of Directors (the “Board”) of Clean Harbors, Inc. (the “Company”) amended and restated the Company’s By-Laws (the “By-Laws”) in order to clarify and make certain changes to the By-Laws as previously in effect. The amendment and restatement became effective immediately upon adoption by the Board and no shareholder approval is required. A description of the changes is set forth below.

Section 2 of Article I was amended to provide that if (i) one or more holder(s) of at least twenty-five (25%) of the Company’s shares, or such lesser percentage as the Company’s articles of organization may permit (the “Special Meeting Required Percentage”), demand that a special meeting of shareholders be held or (ii) any shareholder engages in a solicitation of other shareholders in order to achieve the Special Meeting Required Percentage, such shareholder(s) must provide written notice to the Company’s Secretary accompanied by the information required by the By-Laws about such shareholder’s beneficial ownership of shares and other interests in the Company and the business proposed to be conducted, and any nominations to be presented, at such special meeting.

Section 4 of Article I was amended to provide that if the annual meeting is called for a date not within 30 days before or after the anniversary of the date on which such meeting was held in the prior year, a shareholder proposing business to be brought before such meeting shall give notice thereof no later than the close of business on the seventh day following the day on which notice of the date of the meeting was mailed or public disclosure of such date was made, whichever is earlier. Under Section 4 as previously in effect, no provision was made for delaying the date by which a shareholder notice was required to be delivered in the case of an annual meeting which was not called for a date within 30 days before or after such anniversary date.

Section 4 of Article I was also amended to provide that if any shareholder shall give notice of any business proposed to be conducted at any meeting, such notice must include, among other requirements, (i) a representation that such shareholder plans to appear at the meeting to bring before the meeting the business specified in the notice and (ii) a description of (1) any derivative positions in the Company’s stock held by such shareholder and any other person known by such shareholder to be supporting such proposal, (2) any proxy, contract, arrangement, or understanding or relationship between such shareholder and any other person in connection with the proposal of such business, (3) any material interest of the shareholder in such business, (4) any proportionate interest in stock of the Company or derivative positions with respect to the Company held, directly or indirectly, by a general or limited partnership or limited liability company in which such shareholder is a general partner or manager or beneficially owns an interest, and (5) all other information with respect to such item of business which would be required to be included in a proxy statement or other filings pursuant to the Securities Exchange Act of 1934, as amended, and Regulation 14A thereunder, if such shareholder were a participant in a solicitation of proxies subject thereto.

Section 10 of Article I was amended to provide that if any action by written consent of shareholders without a meeting is taken under such Section, (i) the Company shall engage independent inspectors of election to review the validity of the consents and any revocations thereof; (ii) no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Company that the consents delivered to the Company represent not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting; (iii) if such inspectors shall determine that any action taken by written consent is valid and that the action specified therein has been validly authorized, that fact shall be certified in the records of the meetings of the Company’s shareholders; (iv) no written consent shall be effective to take the action set forth therein unless, within 60 days of the earliest dated consent, written consents signed by shareholders having the requisite votes to take such action are delivered to the Secretary (and not revoked) in the manner specified in Section 10; and (v) the action by written consent will take effect as of the date and time of the certification by the independent inspectors unless otherwise provided by law.

Section 2 of Article II was amended to provide that any notice given by a shareholder to nominate a director for election at any meeting of shareholders, among other requirements, must contain (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, and (3) the class and number of shares of the Company which are beneficially owned (directly or indirectly) by such person as of the record date for the meeting and as of the date of such notice, and (ii) as to the shareholder giving the notice, (1) a representation that such shareholder plans to appear at the annual or special meeting at which such shareholder proposes to make such nomination, (2) a description of any derivative positions in the Company’s stock held by such shareholder and any other person known by such shareholder to be supporting such nomination, (3) a description of any proportionate interest in stock of the Company or derivative positions held by any general or limited partnership or limited liability company in which such shareholder is a general partner or manager or beneficially owns any interest, and (4) a description of any proxy, contract, arrangement, or understanding or relationship between such shareholder and any other person in connection with such nomination.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, as effective as of December 17, 2014. A copy of the Amended and Restated By-Laws is attached as Exhibit 3.4D and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

3.4D	Amended and Restated By-Laws of Clean Harbors, Inc.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

December 22, 2014	/s/ James M. Rutledge
Vice Chairman, President and Chief Financial Officer